Exhibit 10.11

SECOND AMENDMENT TO LETTER AGREEMENT

THIS SECOND AMENDMENT TO LETTER AGREEMENT (this “Second Amendment”) is made and entered into as of March 17, 2025, and shall be effective as of the Closing, by and among (i) Colombier Acquisition Corp. II, a Cayman Islands exempted company registered with limited liability and share capital (the “Company”), (ii) Colombier Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), (iii) BTIG, LLC (“BTIG”), (iv) GrabAGun Digital Holdings Inc., a Texas corporation (“Pubco”), (v) Metroplex Trading Company, LLC (d/b/a GrabAGun), a Texas limited liability company (the “Target Company”) and (vi) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and other transferees of the applicable Company securities, is referred to as an “Insider”. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the First Amended Letter Agreement (as defined below) and, if such term is not defined in the First Amended Letter Agreement, then in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of November 20, 2023 (the “Original Letter Agreement” and, as amended by the First Amendment (as defined below) and this Second Amendment and as may be further amended, supplemented, modified and/or restated from time to time, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Ordinary Shares that they may have in connection with the consummation of the proposed Business Combination, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Offering Shares), (iii) vote any Ordinary Shares owned by it, him or her in favor of any proposed Business Combination for which the Company seeks approval, and (iv) certain transfer restrictions with respect to the Founder Shares, Private Placement Warrants and Working Capital Warrants (and the Ordinary Shares underlying such Private Placement Warrants and Working Capital Warrants);

WHEREAS, on January 6, 2025, the Company, Pubco, the Target Company and certain other parties thereto entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, the parties to the Original Letter Agreement entered into that certain Amendment to Letter Agreement, dated as of January 6, 2025 (the “First Amendment”, and the Original Letter Agreement as amended by the First Amendment, the “First Amended Letter Agreement”) with BTIG, Pubco and the Target Company (i) to add Pubco and the Target Company as parties to the Original Letter Agreement, (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement and (iii) to amend the terms of the lock-up set forth in Section 5 of the Original Letter Agreement;

WHEREAS, the parties to the Original Letter Agreement desire to amend the First Amended Letter Agreement upon the terms and subject to the conditions set forth herein to correct a error set forth in Section 5 thereof; and

WHEREAS, pursuant to Section 13 of the First Amended Letter Agreement, the First Amended Letter Agreement can be amended with the written consent of all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the First Amended Letter Agreement. The Parties hereby agree to the following amendments to the First Amended Letter Agreement:

(a) The first sentence of clause (a) of Section 5 of the First Amended Letter Agreement is hereby deleted in its entirety and replaced with the following:

“(a) any Founder Shares (the “Founder Shares Lock-up”) until the earlier of (i) six months after the completion of an initial Business Combination, (ii)  subsequent to the consummation of an initial Business Combination, the first date upon which the VWAP of the  shares of Pubco Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 Trading Days within any 30-Trading Day period or (iii) subsequent to the consummation of an initial Business Combination, the date on which Pubco consummates a transaction which results in all of its shareholders having the right to exchange their shares for cash, securities, or other property (the “Founder Shares Lock-up Period”).”

2. Effectiveness. Notwithstanding anything to the contrary contained herein, this Second Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Second Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3. Miscellaneous. Except as expressly provided in this Second Amendment, all of the terms and provisions in the First Amended Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Second Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the First Amended Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the First Amended Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Second Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Second Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the First Amended Letter Agreement, including without limitation Section 13 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Second Amendment to the First Amended Letter Agreement as of the date first above written.

Sincerely,

COLOMBIER SPONSOR II LLC By: Omeed Malik Advisors LLC, Managing Member

By:	/s/ Omeed Malik
Name:	Omeed Malik
Title:	Manager

COLOMBIER ACQUISITION CORP. II

By:	/s/ Omeed Malik
Name:	Omeed Malik
Title:	Chief Executive Officer

GrabAGun Digital Holdings Inc.

By:	/s/ Omeed Malik
Name:	Omeed Malik
Title:	President and Chief Executive Officer

METROPLEX TRADING COMPANY, LLC

By:	/s/ Marc Nemati
Name:	Marc Nemati
Title:	President and Chief Executive Officer

{Signature Page to Second Amendment to Letter Agreement}

/s/ Omeed Malik
Name:	Omeed Malik

/s/ Joe Voboril
Name:	Joe Voboril

/s/ Andrew Nasser
Name:	Andrew Nasser

/s/ Jordan Cohen
Name:	Jordan Cohen

/s/ Ryan Kavanaugh
Name:	Ryan Kavanaugh
/s/ Chris Buskirk
Name:	Chris Buskirk

/s/ Candice Willoughby
Name:	Candice Willoughby

/s/ Michael Seifert
Name:	Michael Seifert

Accepted and agreed:

BTIG, LLC

By:	/s/ Paul Wood
Name:	Paul Wood
Title:	Managing Director

{Signature Page to Second Amendment to Letter Agreement}

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